UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 17, 2023

Aris Water Solutions, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40955	87-1022110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9811 Katy Freeway, Suite 700
Houston, Texas 77024
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:
(281) 501-3070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value per share	ARIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2023, Dustin A. Hatley, Chief Accounting Officer of Aris Water Solutions, Inc. (the “Company”), notified the Company and its Board of Directors (the “Board”) of his intent to retire from the Company, effective June 30, 2023.  Mr. Hatley will continue to serve as Chief Accounting Officer (principal accounting officer) of the Company until the effective date of his retirement. Mr. Hatley’s retirement is not the result of any disagreement with the Company.

In connection with Mr. Hatley’s retirement, the Board appointed Jeffrey K. Hunt, Director, Financial Reporting and Technical Accounting of the Company, to succeed Mr. Hatley as Chief Accounting Officer (principal accounting officer) of the Company, effective upon the effective date of Mr. Hatley’s retirement.

Mr. Hunt, who is 45, has served as the Director, Financial Reporting and Technical Accounting of the Company since March 2022. Before joining the Company, Mr. Hunt was employed by ConocoPhillips as Director of Accounting Policy from January 2021 to March 2022. Prior to that, Mr. Hunt served in various accounting roles at Concho Resources, Inc. from September 2014 to January 2021, including as Director, Technical Accounting and Special Projects when Concho Resources, Inc. was acquired by ConocoPhillips. Mr. Hunt started his career in the Assurance practice of Ernst & Young LLP. Mr. Hunt holds a Bachelor of Science Degree in Accounting and a Masters of Accountancy from Brigham Young University, and he is a licensed certified public accountant in the State of Texas.

The Company has not entered into any material contract, plan or arrangement with Mr. Hunt and has not made any grants or awards to Mr. Hunt in connection with his appointment. Mr. Hunt does not have any family relationships with any director, executive officer, or any person nominated to become a director or executive officer of the Company, and there are no arrangements or understandings between Mr. Hunt and any other person pursuant to which Mr. Hunt was appointed to serve as Chief Accounting Officer.  Mr. Hunt has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted in Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2023

ARIS WATER SOLUTIONS, INC.

	By:	/s/ Adrian Milton
Name:	Adrian Milton
Title:	General Counsel, Chief Administrative Officer and Corporate Secretary